AMSOUTH FUNDS


                       SUPPLEMENT DATED SEPTEMBER 5, 2002
          TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 1, 2001

THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION:

      Effective September 5, 2002, in conjunction with the acquisition of Rockhaven Asset Management, LLC ("Rockhaven") by Strong Financial Corporation, the investment sub-advisory agreement between AmSouth Investment Management Company, LLC ("AIMCO") and Rockhaven with respect to the Equity Income Fund was terminated. The Equity Income Fund is being managed by AIMCO pending shareholder approval and consummation of the reorganization of the Equity Income Fund into the Value Fund.

INVESTMENT SUB-ADVISORS


       Under the section entitled "Investment Sub-Advisors" on page 49 of the Statement of Additional Information, the first two sentences of the first paragraph are hereby deleted to remove all references to Rockhaven and the Equity Income Fund.



SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.